Net Loss Per Common Share (Tables)	12 Months Ended
Dec. 31, 2023
Net Loss Per Common Share [Abstract]
Schedule of Computation of Net Loss Per Common Share	The table below summarizes potentially dilutive securities that were excluded from the computation of net loss per common share as of the periods presented because including them would be anti-dilutive.
	2023	2022
Common stock options	3,578,579	4,442,770
Common stock warrants	8,507,311	73,978
Unvested restricted stock units	58,197	—
Unvested restricted stock	—	30,318
Potentially dilutive securities	12,144,087	4,547,066